Commitments and contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies [Abstract]
Commitments and contingencies
4.8 Commitments and contingencies

As of December 31, 2025 and December 31, 2024, bank guarantees and letters of credit in the amount of CHF 153.2 million and CHF 168.3 million, respectively, were provided in favor of third parties. Thereof, as of December 31, 2025, CHF 105.5 million and CHF 27.9 million related to contracts entered into for highly-automated warehouses in the US (Atlanta) and Belgium (Beringen), respectively.
The Swiss On entities form a VAT group and, hence, every entity participating in the group is jointly and severally liable for VAT debt of other group participants. Further, On entities participating in central cash pooling are jointly and severally liable for any debit position or outstanding overdraft. In that context, gross intercompany balances in the amount of CHF 271.7 million and CHF 64.9 million have been offset as of December 31, 2025 and December 31, 2024, respectively.
On has several new lease contract commitments, which have not yet commenced as of December 31, 2025, and are therefore not yet recognized on balance sheet. The total committed future outflow resulting of these lease contracts amounts to:

(CHF in millions)	12/31/2025	12/31/2024

Due < 1 year	7.8	16.9
Due 1 - 5 years	67.7	135.8
Due > 5 years	78.3	178.5
Commitments for future lease obligations	153.8	331.1
The majority of the future lease commitments relate to contracts entered into for new highly-automated warehouse in Belgium (Beringen). The new warehouse in Belgium is expected to be fully operational by the end of 2026, and amounts to CHF 104.4 million in lease commitments (December 31, 2024: CHF 106.7 million). The remaining lease commitments relate to various new stores, offices and warehouses.